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                                                                EXHIBIT 10(b)xxi



                                 PLAN AGREEMENT
                                      FOR
                         MANAGEMENT LIFE INSURANCE PLAN



      This Plan Agreement for the Management Life Insurance Plan ("Agreement") is made as of July 1, 1995, by and between Anadarko Petroleum Corporation, a Delaware corporation (the "Corporation"), and _______________(the "Employee").

                                    RECITALS

      A. The Employee desires to insure his or her life for the benefit and protection of his or her family under the Policy (as defined below);

      B. The Corporation desires to help the Employee provide insurance for the benefit and protection of his or her family by providing funds from time to time to pay the premiums due on the Policy; and

      C. The Employee, as owner of the Policy, desires to assign certain interests in the Policy to the Corporation, to the extent provided herein, as security for repayment of certain funds provided by the Corporation for the acquisition and/or maintenance of the Policy.

                                   AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Agreement agree as follows:

      1. Definitions. For purposes of this Agreement, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

            (a) "Aggregate Premiums Paid" shall mean, at any time, an amount equal to (i) the cumulative premiums paid by the Corporation under the Policy, less (ii) the amount of any policy dividends or interest thereon paid in cash to the Corporation or used by the Corporation to make premium payments, less (iii) any policy loans to the Corporation and accrued interest thereon at such time. Despite the foregoing, Aggregate Premiums Paid shall not include extra benefit riders or agreements, other than those providing additional life insurance coverage on the insured.






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            (b)         "Base Annual Salary" shall mean the base annual
      compensation, excluding bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, paid to the Employee for employment services rendered to the Corporation, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of the Corporation. For purposes of determining the Employee's Base Annual Salary as of a particular Measurement Date, the Employee's Base Annual Salary as of the most recent preceding July 1 will be used (which means that the Employee's Base Annual Salary will be changed under this Agreement only once a year to reflect the actual increase or decrease in the Employee's actual base salary during the year preceding the applicable July 1).

            (c) "Cash Surrender Value" shall mean an amount that equals, at any specified time, the cash surrender value provided under the Policy at that time.

            (d) "Change of Control Event" shall mean the Employee's termination of employment with the Corporation following a "Change of Control," as such term is defined in either the Company's (i) Key Employee Change of Control Contract or (ii) Change in Control Severance Pay Plan. The applicable definition of "Change of Control" will be based on the plan that the terminating Employee participates in, and if the Employee participates in both plans, the definition that is most favorable to the Employee, in terms of allowing the Employee to receive a more favorable benefit under this Agreement, shall be the applicable definition. Despite the foregoing, a Change of Control Event shall not occur with respect to the Employee unless at the time of a Change of Control, the Employee was eligible for a benefit under either the Key Employee Change of Control Contract or the Change in Control Severance Pay Plan.

            (e) "Collateral Assignment Agreement" shall mean an assignment made by the Employee in favor of the Corporation in a form mutually agreed to by the Corporation and the Employee and accepted by the Insurer.

            (f) "Collateral Interest" shall mean the Corporation's interests in the Policy, as set forth in Section 6 below.

            (g) "Employee's Death Benefit" shall mean an amount that is equal to (i) the Employee's Base Annual Salary, determined as of the date of his or her death, multiplied by four, less (ii) $50,000.00.

            (h) "Insurer" shall mean Security Life of Denver, Sun Life of Canada and/or such other carrier(s) as the Corporation, in its sole discretion, may select for purposes of providing insurance under this Plan





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            (i)         "Measurement Date" shall mean the earlier of:

                        (i)        The Employee's Termination of Employment;

                        (ii) The termination of this Agreement in accordance with Section 9 below;

                        (iii)      The occurrence of a Change of Control Event;

                        (iv)       The Employee's Retirement; or

                        (v)        The Employee's death.

            (j) "Disability" shall mean (i) a period of disability during which the Employee qualifies for benefits under a disability plan sponsored by the Corporation, (ii) if the Employee does not participate in such a plan, a period of disability during which the Employee would have qualified for benefits under such a plan had the Employee been a participant in such a plan, or (iii) if the Corporation no longer sponsors a long-term disability plan, a permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

            (k) "Policy" shall mean the following policy or policies on the life of the Employee that is issued by the Insurer:

            Policy Number     Insurer                      Type of policy
            -------------     -------                      --------------

            _____________     Sun Life of Canada           Universal Life

            _____________     Security Life of Denver      Universal Life


            (l) "Required Cash Surrender Value" shall mean, at the time of a specified Measurement Date, the minimum amount of cash surrender value that is needed in the Policy to support a death benefit that is equal to one multiplied by the Employee's Base Annual Salary, determined at the time of the specified Measurement Date, assuming that the Policy will be held without surrender or loan until the Employee reaches age 90 and that the fixed interest rate to be used to project earnings on the Policy up to the specified age is the Insurer's announced interest rate under the Policy at the time of the specified Measurement Date. Despite the foregoing, if a Change of Control Event occurs with respect to the Employee, the Base Annual Salary that is used to calculate the Required Cash Surrender Value shall be the higher of the Employee's Base Annual Salary at the time of his or her Termination of Employment or at the time of the Change of Control Event.





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            (m)         "Retirement" shall mean retirement (whether early,
      normal or late) as defined under the Corporation's qualified retirement plan, as that plan may be amended from time to time.

            (n) "Tax Limitation Date" shall mean the date on which the Policy will no longer be subject to those provisions of Section 7702(f)(7) and Section 7702A of the Internal Revenue Code of 1986, as amended (the "Code"), that would cause any loan, distribution or surrender from or under the Policy to be taxed under those Sections or
      Section 72 of the Code.

            (o) "Termination of Employment" shall mean the ceasing of employment with the Company for any reason other than Retirement, Disability, death, an authorized leave of absence or a Change of Control Event.

            (p) "Term of this Agreement" shall mean the completion of all performances required by the Employee and the Corporation under this Agreement.

      2. Acquisition of Policy; Ownership of Insurance. The parties to this Agreement shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Employee as the sole and exclusive owner of the Policy, subject to a collateral assignment in favor of the Corporation, as provided in this Agreement and the Collateral Assignment Agreement.

      3.          Premium Payments on Policy.

            (a) During the Term of this Agreement, the Corporation shall pay to the Insurer, on or before each applicable premium due date, all applicable premiums for the Policy. In the event that the Corporation fails to make any such payment, the Employee may make (but is not required to make) any such payment, and the Corporation shall immediately pay to the Employee any amount so paid. All such premium payments made by the Corporation under this Agreement shall constitute advances by the Corporation to the Employee for which the Employee shall be responsible, to the extent of the Corporation's Collateral Interest, for repayment in accordance with the terms of this Agreement.

            (b) All dividends declared or distributions made on the Policy, if any, shall be applied to buy additional paid-up insurance.





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      4.          Corporation's Rights.  The Corporation's interests in and to the Policy shall be specifically limited to (i) the right to be paid the Collateral Interest upon the occurrence of the Measurement Date in accordance with Section 6 below, and (ii) the right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances; provided, however, that such loans or pledges shall not in the aggregate exceed the Aggregate Premiums Paid by the Corporation at any
specified date without the written consent of the Employee.   With respect to
(ii) above, the sole signature of a duly authorized representative of the Corporation shall be sufficient for the exercise of the Corporation's right to borrow from the Policy or to pledge the Policy.

      5.          Employee's Rights.

            (a)         The Employee shall remain the owner of the Policy.
      Except as otherwise provided in this Agreement (including Section 5(b) below) and the Collateral Assignment Agreement, all rights in the Policy, including, without limitation, the right to name or change the beneficiary, shall remain exercisable by the Employee or his or her permitted transferee. The rights granted to the Corporation by this Agreement and the Collateral Assignment Agreement are intended to be no greater than are necessary to secure the Corporation's Collateral Interest, either from the Cash Surrender Value of the Policy during the Employee's lifetime, or from the Policy's death proceeds upon the Employee's death.

            (b) Except as otherwise provided in this Agreement, without the prior written consent of the Corporation, (i) the Employee shall have no right to borrow against the Policy during the Term of this Agreement, and (ii) the Employee or his or her permitted transferee shall not have the right to surrender, cancel or assign the Policy during the Term of this Agreement.

            (c) For purposes of this Agreement, an Employee who has a Disability will continue to be considered an employee of the Corporation until the occurrence of a Measurement Date.

      6.          Collateral Interest.

            (a) Upon the occurrence of the Measurement Date, the Corporation's interest in the Policy (the "Collateral Interest") shall be determined in the following manner:

                  (i) Upon the Employee's Termination of Employment, or upon a termination of this Agreement by either party in accordance with Section 9 below, the Corporation shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid, plus the difference, if any, between the remaining Cash Surrender Value and the Required Cash Surrender Value, all as determined at the time of such Measurement Date.






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                  (ii)        Upon the Employee's Retirement, the Corporation
            shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid, plus the difference, if any, between the remaining Cash Surrender Value and the Required Cash Surrender Value, all as determined at the time of such Measurement Date. Despite the foregoing, if, at the time of the Measurement Date, the Policy's remaining Cash Surrender Value (after taking into account the Corporation's Collateral Interest described in the preceding sentence) is less than the Required Cash Surrender Value, then the Corporation's Collateral Interest specified in the preceding sentence shall be reduced by the amount that the Required Cash Surrender Value exceeds the remaining Cash Surrender Value.

                  (iii) Upon a Change of Control Event with respect to the Employee, the Corporation shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid. Despite the foregoing, if, at the time of the Measurement Date, the Policy's remaining Cash Surrender Value (after taking into account the Corporation's Collateral Interest described in the preceding sentence) is less than the Required Cash Surrender Value, then the Corporation's Collateral Interest specified in the preceding sentence shall be reduced by the amount that the Required Cash Surrender Value exceeds the remaining Cash Surrender Value.

                  (iv) Upon the death of the Employee, the Corporation shall be entitled to that portion of the Policy's death proceeds that exceeds the Employee's Death Benefit.

            (b) Subject to Section 6(d) below, the Corporation's Collateral Interest in the Policy, as determined in Section 6(a) above, shall be paid to the Corporation in one of the following ways, as elected by the Employee, within 30 days of the applicable Measurement Date, and shall be paid as soon as is reasonably practical after the applicable Measurement Date, but in no event more than 90 days after that date:

                  (i) Surrender, or partially surrender, the Policy and pay to the Corporation (or arrange for the Insurer to pay directly to the Corporation to the extent of the proceeds payable on surrender) an amount equal to the Corporation's Collateral Interest;

                  (ii) Retain the Policy and take a loan out on the Policy and pay to the Corporation an amount equal to the Corporation's Collateral Interest, provided that the Corporation shall not be responsible for any interest that may accrue on any such loan;

                  (iii) Retain the Policy and, from the Employee's separate funds, pay to the Corporation an amount equal to the Corporation's Collateral Interest; or





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                  (iv)        Transfer ownership of the Policy, and all rights
            thereunder, to the Corporation, provided that the Cash Surrender Value of the Policy is at least equal to the Corporation's Collateral Interest at the time of the transfer.

            (c) If the Measurement Date is a result of the Employee's death, the Corporation's Collateral Interest in the Policy, as determined in Section 6(a) above, shall be paid from the Policy's death proceeds to the Corporation as soon as is reasonably practical after the Employee's death.

            (d) Despite Section 6(b) above, if, at the time of the applicable Measurement Date, the Tax Limitation Date has not occurred, the Corporation shall have the right, in its sole discretion, to retain its Collateral Interest in the Policy under the terms of this Agreement as if the Measurement Date had not occurred until such time as the Tax Limitation Date occurs (or such shorter period of time, as determined by the Corporation, in it sole discretion). Upon the occurrence of the Tax Limitation Date (or such earlier date), the Corporation shall be paid its Collateral Interest, together with any additional premium payments, if any, it has made on the Policy since the Measurement Date and earnings on the Collateral Interest and the additional premium payments, as such earnings are determined by reference to the performance of the Policy during the period from the date of the applicable Measurement Date to the occurrence of the Tax Limitation Date (or such earlier date).

            (e) If, at the time of the applicable Measurement Date, the Corporation has pledged the Policy as collateral for a loan, the Corporation shall take all steps that are necessary to ensure that any such pledge of the Policy is promptly released. If this is not done, the Corporation's Collateral Interest shall be reduced to the extent of the outstanding loan balance that relates to such pledge, and the Employee, or his or her beneficiary, shall have the right to pay off the loan that encumbers the Policy and to receive a release of the pledge and to pay to the Corporation its remaining Collateral Interest.

            (f) If the Employee fails to exercise any of the options under Section 6(b) above within a 30-day period following the applicable Measurement Date, by providing written notice of such election to the Corporation, the Corporation shall be entitled, but not required, to exercise the right to surrender the Policy and to receive the Policy's Cash Surrender Value, to the extent of the Corporation's Collateral Interest, or to transfer the ownership of and beneficial interest in the Policy to the Corporation, and to pay to the Employee, in either case, the Employee's interest, if any, in the Policy's Cash Surrender Value or death proceeds.

            (g) The Corporation agrees to keep records of its premium payments and to furnish the Insurer with a statement of its Collateral Interest whenever the Insurer requires such statement.





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            (h)         Concurrent with the signing of this Agreement, the
      Employee will collaterally assign the Policy to the Corporation, in the form of the Collateral Assignment Agreement, as security for the payment of the Collateral Interest, which assignment shall not be altered or changed without the consent of the Corporation.

            (i) Promptly following the Employee's death, the Corporation and the Employee's designated beneficiary under the Policy shall take all steps necessary to collect the death proceeds of the Policy by submitting the proper claims forms to the Insurer. The Corporation shall notify the Insurer of the amount of the Employee's Death Benefit and the Corporation's Collateral Interest in the Policy as a result of such death. Such amounts shall be paid, respectively, by the Insurer to the Employee's designated beneficiary and the Corporation.

            (j) The Corporation shall cooperate in effecting any full or partial policy surrender, policy loan, or surrender of paid-up additions requested by the Employee related to the Employee's exercise of any options provided in Section 6(b) above, provided that the Corporation receives payment in full for its Collateral Interest in the Policy.

            (k) If the Employee elects to retain the Policy in accordance with Section 6(b) above, the Corporation shall (1) assign its Collateral Interest in the Policy to the Employee, (2) execute and file with the Insurer an appropriate release of the Corporation's Collateral Interest in the Policy and (3) have no further interest in the Policy; provided that, in all instances, the Corporation receives payment in full for its Collateral Interest in the Policy. Further, the Employee hereby acknowledges, understands and agrees that, upon the release of the Corporation's Collateral Interest, the Corporation shall not have any responsibility for the future performance of the Policy and shall have no obligation to make any additional premium payments.

      7. Insurer Not a Party. The Insurer is not a party to this Agreement, shall in no way be bound by or charged with notice of its terms, and is expressly authorized to act only in accordance with the terms of the Policy. The Insurer shall be fully discharged from any and all liability under the Policy upon payment or other performance of its obligations in accordance with the terms of the Policy. The Insurer is authorized to recognize the Corporation's right to borrow without the Insurer being responsible for the calculation of the amounts permitted to be borrowed and without investigations of the validity or amount of the request by the Corporation to borrow. The signature of the Corporation shall be sufficient for the exercise of any rights under the Policy granted to the Corporation under this Agreement.





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      8.          Named Fiduciary; Claims Procedure.

            (a) The Corporation's Administration Committee is the named fiduciary of the Management Life Insurance Plan of which this Agreement is the written instrument.

            (b) The following claims procedure shall be followed in handling benefit claims under this Agreement:

                  (i) The Employee, or his or her beneficiary, (the "Claimant"), shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within 90 days specifying the reasons for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, that is necessary for the Claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the Claimant if a review of the denial is desired.

                  (ii) If a claim is denied, and a review is desired, the Claimant shall notify the Corporation in writing within 60 days after receipt of written notice of a denial of a claim. In requesting a review, the Claimant may review plan documents and submit any written issues and comments the Claimant feels are appropriate. The Corporation shall then review the claim and provide a written decision within 60 days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.

                  (iii) In no event shall the Corporation's liability under this Agreement exceed the amount of proceeds from the Policy.

      9. Amendment of Agreement; Termination. This Agreement shall not be modified or amended except by a writing signed by the Corporation and the Employee. Either party to this Agreement may terminate it by giving the other party advance written notice.

      10. Binding Agreement. This Agreement shall be binding upon the heirs, administrators, executors, successors and assigns of each party to this Agreement.

      11. State Law. This Agreement shall be subject to and be construed under the internal laws of the State of Texas.

      12. Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Agreement.





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      13.         Not a Contract of Employment.  The terms and conditions of this Agreement shall not be deemed to constitute a contract of employment between the Corporation and the Employee. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a separate written employment agreement. Nothing in this Agreement shall be deemed to give the Employee the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discipline or discharge the Employee at any time.

      14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments in respect thereto. No oral explanation or oral information by either of the parties to this Agreement shall alter the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                       "Corporation"

                                       Anadarko Petroleum Corporation
                                        a Delaware corporation


                                       By: _____________________________________
                                           Senior Vice President, Administration


                                       "Employee"

                                       _________________________________________





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                             COLLATERAL ASSIGNMENT
                                      FOR
                         MANAGEMENT LIFE INSURANCE PLAN



      This COLLATERAL ASSIGNMENT (this "Assignment") is made and entered into as of July 10, 1995, by and between 1~ (the "Employee"), as both the owner of and insured under a life insurance policy, No. _______ (the "Policy"), issued by Sun Life of Canada (the "Insurer"), and Anadarko Petroleum Corporation, a Delaware corporation (the "Corporation").

                                    RECITALS

      A. The Employee desires to insure his or her life for the benefit and protection of his or her family under the Policy (as defined below);

      B. The Corporation desires to help the Employee provide insurance for the benefit and protection of his or her family by providing funds from time to time to pay the premiums due on the Policy, as more specifically provided for in the Plan Agreement for the Management Life Insurance Plan (the "Agreement"), entered into between the Employee and the Corporation as of the date hereof; and

      C. In consideration of the Corporation agreeing to provide such funds in accordance with the terms and conditions of the Agreement, the Employee agrees to grant to the Corporation, as a security interest in the Policy, a collateral security interest for the payment of the Corporation's Collateral Interest (as defined below).

                                   AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Assignment agree as follows:

      15. Assignment. The Employee hereby assigns, transfers and sets over to the Corporation, its permitted successors and assigns certain rights in the Policy, including any and all supplemental extra benefit riders or agreements issued under the Policy, subject to all the terms and conditions of the Policy, the Agreement and this Assignment. The Employee, by this Assignment, and the Corporation by acceptance of this Assignment, hereby agree to the conditions and provisions set forth in this Assignment. This Assignment is made, and the Policy is to be held as collateral security for, any and all liabilities of the Employee to the Corporation, either now existing, or that may hereafter arise, pursuant to the terms of the Agreement.





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      16.         Definitions.  For purposes of this Assignment, unless
otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

             (a) "Aggregate Premiums Paid" shall mean, at any time, an amount equal to (i) the cumulative premiums paid by the Corporation under the Policy, less (ii) the amount of any policy dividends or interest thereon paid in cash to the Corporation or used by the Corporation to make premium payments, less (iii) any policy loans to the Corporation and accrued interest thereon at such time. Despite the foregoing, Aggregate Premiums Paid shall not include extra benefit riders or agreements, other than those providing additional life insurance coverage on the insured.

             (b) "Base Annual Salary" shall mean the base annual compensation, excluding bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, paid to the Employee for employment services rendered to the Corporation, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of the Corporation. For purposes of determining the Employee's Base Annual Salary as of a particular Measurement Date, the Employee's Base Annual Salary as of the most recent preceding July 1 will be used (which means that the Employee's Base Annual Salary will be changed under this Assignment only once a year to reflect the actual increase or decrease in the Employee's actual base salary during the year preceding the applicable July 1).

            (c) "Cash Surrender Value" shall mean an amount that equals, at any specified time, the cash surrender value provided under the Policy at that time.

            (d) "Change of Control Event" shall mean the Employee's termination of employment with the Corporation following a "Change of Control," as such term is defined in either the Company's (i) Key Employee Change of Control Contract or (ii) Change in Control Severance Pay Plan. The applicable definition of "Change of Control" will be based on the plan that the terminating Employee participates in, and if the Employee participates in both plans, the definition that is most favorable to the Employee, in terms of allowing the Employee to receive a more favorable benefit under this Assignment, shall be the applicable definition. Despite the foregoing, a Change of Control Event shall not occur with respect to the Employee unless at the time of a Change of Control, the Employee was eligible for a benefit under either the Key Employee Change of Control Contract or the Change in Control Severance Pay Plan.

            (e) "Employee's Death Benefit" shall mean an amount that is equal to (i) the Employee's Base Annual Salary, determined as of the date of his or her death, multiplied by two, less (ii) $25,000.00.





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            (f)         "Measurement Date" shall mean the earlier of:

                        (i)        The Employee's Termination of Employment;

                        (ii) The termination of the Agreement in accordance with Section 9 of the Agreement;

                        (iii)      The occurrence of a Change of Control Event;

                        (iv)       The Employee's Retirement; or

                        (v)        The Employee's death.

            (g) "Disability" shall mean (i) a period of disability during which the Employee qualifies for benefits under a disability plan sponsored by the Corporation, (ii) if the Employee does not participate in such a plan, a period of disability during which the Employee would have qualified for benefits under such a plan had the Employee been a participant in such a plan, or (iii) if the Corporation no longer sponsors a long-term disability plan, a permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

            (h) "Required Cash Surrender Value" shall mean, at the time of a specified Measurement Date, the minimum amount of cash surrender value that is needed in the Policy to support a death benefit that is equal to one-half multiplied by the Employee's Base Annual Salary, determined at the time of the specified Measurement Date, assuming that the Policy will be held without surrender or loan until the Employee reaches age 90 and that the fixed interest rate to be used to project earnings on the Policy up to the specified age is the Insurer's announced interest rate under the Policy at the time of the specified Measurement Date. Despite the foregoing, if a Change of Control Event occurs with respect to the Employee, the Base Annual Salary that is used to calculate the Required Cash Surrender Value shall be the higher of the Employee's Base Annual Salary at the time of his or her Termination of Employment or at the time of the Change of Control Event.

            (i) "Retirement" shall mean retirement (whether early, normal or late) as defined under the Corporation's qualified retirement plan, as that plan may be amended from time to time.

            (j) "Tax Limitation Date" shall mean the date on which the Policy will no longer be subject to those provisions of Section 7702(f)(7) and Section 7702A of the Internal Revenue Code of 1986, as amended (the "Code"), that would cause any loan, distribution or surrender from or under the Policy to be taxed under those Sections or
      Section 72 of the Code.





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                                   Page 14


            (k) "Termination of Employment" shall mean the ceasing of employment with the Company for any reason other than Retirement, Disability, death, an authorized leave of absence or a Change of Control Event.

            17.               Corporation's Rights.

            (a) The Corporation's interests in and to the Policy shall be specifically limited to (i) the right to be paid the Collateral Interest upon the occurrence of the Measurement Date in accordance with Sections 3(b) and (c) below, and (ii) the right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances; provided, however, that such loans or pledges shall not in the aggregate exceed the Aggregate Premiums Paid by the Corporation at any specified date without the written consent of the
      Employee.   With respect to (ii) above, the sole signature of a duly
      authorized representative of the Corporation shall be sufficient for the exercise of the Corporation's right to borrow from the Policy or to pledge the Policy.

            (b) Upon the occurrence of the Measurement Date, the Corporation's interest in the Policy (the "Collateral Interest") shall be determined in the following manner:

                        (i) Upon the Employee's Termination of Employment, or upon a termination of the Agreement by either party in accordance with Section 9 of the Agreement, the Corporation shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid, plus the difference, if any, between the remaining Cash Surrender Value and the Required Cash Surrender Value, all as determined at the time of such Measurement Date.

                        (ii) Upon the Employee's Retirement, the Corporation shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid, plus the difference, if any, between the remaining Cash Surrender Value and the Required Cash Surrender Value, all as determined at the time of such Measurement Date. Despite the foregoing, if, at the time of the Measurement Date, the Policy's remaining Cash Surrender Value (after taking into account the Corporation's Collateral Interest described in the preceding sentence) is less than the Required Cash Surrender Value, then the Corporation's Collateral Interest specified in the preceding sentence shall be reduced by the amount that the Required Cash Surrender Value exceeds the remaining Cash Surrender Value.

                        (iii) Upon a Change of Control Event with respect to the Employee, the Corporation shall be entitled to an amount that is equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid. Despite the foregoing, if, at the time of the Measurement Date, the Policy's remaining Cash Surrender Value (after taking into account the Corporation's Collateral Interest described in the preceding sentence) is less than the Required Cash Surrender Value, then the Corporation's Collateral Interest specified in the preceding sentence shall be reduced by the amount that the Required Cash Surrender Value exceeds the remaining Cash Surrender Value.

                        (iv) Upon the death of the Employee, the Corporation shall be entitled to that portion of the Policy's death proceeds that exceeds the Employee's Death Benefit.

            (c) Subject to Section 3(e) below, the Corporation's Collateral Interest in the Policy, as determined in Section 3(b) above, shall be paid to the Corporation in one of the following ways, as elected by the Employee, within 30 days of the applicable Measurement Date, and shall be paid as soon as is reasonably practical after the applicable Measurement Date, but in no event more than 90 days after that date:

                        (i) Surrender, or partially surrender, the Policy and pay to the Corporation (or arrange for the Insurer to pay directly to the Corporation to the extent of the proceeds payable on surrender) an amount equal to the Corporation's Collateral Interest;

                        (ii) Retain the Policy and take a loan out on the Policy and pay to the Corporation an amount equal to the Corporation's Collateral Interest, provided that the Corporation shall not be responsible for any interest that may accrue on any such loan;

                        (iii) Retain the Policy and, from the Employee's separate funds, pay to the Corporation an amount equal to the Corporation's Collateral Interest; or

                        (iv) Transfer ownership of the Policy, and all rights thereunder, to the Corporation, provided that the Cash Surrender Value of the Policy is at least equal to the Corporation's Collateral Interest at the time of the transfer.

            (d) If the Measurement Date is a result of the Employee's death, the Corporation's Collateral Interest in the Policy, as determined in Section 3(b) above, shall be paid from the Policy's death proceeds to the Corporation as soon as is reasonably practical after the Employee's death.

            (e) Despite Section 3(c) above, if, at the time of the applicable Measurement Date, the Tax Limitation Date has not occurred, the Corporation shall have the right, in its sole discretion, to retain its Collateral Interest in the Policy under the terms of this Assignment as if the Measurement Date had not occurred until such time as the Tax Limitation Date occurs (or such shorter period of time, as determined by the Corporation, in it sole discretion). Upon the occurrence of the Tax Limitation Date (or such earlier date), the Corporation shall be paid its Collateral Interest, together with any additional premium payments, if any, it has made on the Policy since the Measurement Date and earnings on the Collateral Interest and the additional premium payments, as such earnings are determined by reference to the performance of the Policy during the period from the date of the applicable Measurement Date to the occurrence of the Tax Limitation Date (or such earlier date).

            (f) If, at the time of the applicable Measurement Date, the Corporation has pledged the Policy as collateral for a loan, the Corporation shall take all steps that are necessary to ensure that any such pledge of the Policy is promptly released. If this is not done, the Corporation's Collateral Interest shall be reduced to the extent of the outstanding loan balance that relates to such pledge, and the Employee, or his or her beneficiary, shall have the right to pay off the loan that encumbers the Policy and to receive a release of the pledge and to pay to the Corporation its remaining Collateral Interest.

            (g) If the Employee fails to exercise any of the options under Section (c) above within a 30-day period following the applicable Measurement Date, by providing written notice of such election to the Corporation, the Corporation shall be entitled, but not required, to exercise the right to surrender the Policy and to receive the Policy's Cash Surrender Value, to the extent of the Corporation's Collateral Interest, or to transfer the ownership of and beneficial interest in the Policy to the Corporation, and to pay to the Employee, in either case, the Employee's interest, if any, in the Policy's Cash Surrender Value or death proceeds.

      4. Employee's Rights. For purposes of this Assignment, an Employee who has a Disability will continue to be considered an employee of the Corporation until the occurrence of a Measurement Date.

      5. Incidents of Ownership. Except as specifically granted in this Assignment to the Corporation, the Employee shall retain all incidents of ownership in the Policy, other than the right to cancel, surrender or assign the Policy or borrow against the Policy (except as provided in Section 3 above), including, but not limited to, the right to change the beneficiary of that portion of the death proceeds to which he or she is entitled, and the right to exercise all settlement options permitted by the terms of the Policy; provided, however, that all rights retained by the Employee shall be subject to the terms and conditions of this Assignment and the Agreement.

      6. Endorsement. The Corporation shall hold the Policy while this Assignment is operative and, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Employee in this Assignment.

      7. Insurer. The Insurer is hereby authorized to recognize the Corporation's claims to rights hereunder without investigating the reason for any action taken by the Corporation, the validity or amount of any of the liabilities of the Employee to the Corporation under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Corporation of any amounts to be paid to the Corporation. The signature of the Corporation shall be sufficient for the exercise of any rights under the Policy assigned hereby to the Corporation and the receipt of the Corporation for any sums received by it shall be a full discharge and release therefor to the Insurer. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to the Agreement (or any other similar split-dollar agreement) between the Corporation and Employee.

      8. Reassignment. Upon the full payment of the Corporation's Collateral Interest in accordance with the terms and conditions of this Assignment and the Agreement, the Corporation shall reassign to the Employee, if the Employee retains the Policy, the Policy and all specific rights included in this Assignment.

      9. Captions. The captions of the Sections of this Assignment are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

      10. Amendment of Assignment; Termination. This Assignment shall not be modified, amended or terminated, except by a writing signed by the Corporation and the Employee; provided, however, that this Assignment may be terminated by either party if that Party terminates the Agreement in accordance with Section 9 of the Agreement and the obligations of the party terminating the Agreement are performed in full under the Agreement.

      11. Binding Agreement; Assigns. This Assignment shall be binding upon the heirs, administrators, executors and permitted successors and assigns of each party to this Assignment. The Employee shall not assign his or her rights under this Assignment without the prior written consent of the Corporation.

      12. State Law. This Assignment shall be subject to and be construed under the internal laws of the State of Texas.

      13. Validity. In case any provision of this Assignment shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Assignment, but this Assignment shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Assignment.

      IN WITNESS WHEREOF, the Employee and the Corporation have signed this Assignment as of the date first written above.

                                       "Corporation"

                                       Anadarko Petroleum Corporation
                                         a Delaware corporation


                                       By: _____________________________________
                                           Senior Vice President, Administration


                                       "Employee"

                                       _________________________________________